Exhibit 10.34

Customer No. __________________
Loan No. _____________________

RBC Centura	UNCONDITIONAL GUARANTY AGREEMENT (Continuing)

XX	Unlimited

THIS UNCONDITIONAL GUARANTY AGREEMENT (“Guaranty Agreement”), entered into as of the 14th day of February, 2006, by ETRIALS WORLDWIDE, INC., a Delaware corporation (formerly known as CEA Acquisition Corporation), with a mailing address of 4000 Aerial Center Parkway, Morrisville, North Carolina 27560 (“Guarantor”, whether one or more), to RBC CENTURA BANK (“Bank”), with a mailing address of 134 North Church Street, Rocky Mount, North Carolina 27804, Attention: Lending Service Center.

A.    etrials, Inc., a Delaware corporation (formerly known as etrials Worldwide, Inc.) (“Customer”, whether one or more), desires to obtain extensions of credit or a continuation of credit extensions from Bank and to generally engage in various business transactions and contractual relationships with Bank.

B.    Bank is unwilling to extend or continue to extend credit to, or to engage in business transactions and enter into various contractual relationships with, or otherwise to deal with Customer unless it receives an unconditional and continuing, joint and several guaranty from Guarantor covering all “Obligations of Customer”, as hereinafter defined.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and in order to induce Bank, from time to time and at any number of times, in its sole discretion, to extend or continue to extend secured and unsecured credit to Customer and to generally engage in various business transactions and other contractual relationships with Customer, including, without limitation, any one or more transactions or other contractual relationships (whether with recourse or without; oral, written/tangible or electronic) involving, related to or arising from (1) the lease or sale of real, personal or mixed property to Customer, whether under installment, conditional, land or other types of contracts or agreements, (2) the purchase or discount of acceptances, (3) accounts, (4) chattel paper, both tangible and electronic, (5) contracts, including contract rights, (6) drafts, (7) documents, (8) general intangibles, including payment intangibles, (9) investment property, (10) financial assets, (11) interest rate swap, cap, floor or collar transactions, and other similar transactions made pursuant to an International Swap Dealers Association, Inc. Master Agreement or similar agreement, (12) letters-of-credit, (13) letter-of-credit rights, (14) purchase money security agreements, (15) instruments, including promissory notes, (16) deposit accounts, (17) commercial or other types of tort claims, or (18) supporting obligations, including guarantees, Guarantor, jointly and severally, if more than one, hereby absolutely and unconditionally guarantees to Bank, its successors and assigns, the due and punctual payment of (x) all indebtedness, liabilities and other obligations which are presently owing by Customer to Bank, (y) all future indebtedness, liabilities and other obligations which may at any time or times arise and be owing by Customer to Bank and (z) all present and future claims of Bank against the Customer (including contract claims, tort claims and other types of claims), as and when each of the foregoing becomes due and payable (whether by acceleration or otherwise) in accordance with the respective terms of any instruments (to include promissory notes), chattel paper, documents, general intangibles (to include payment intangibles), accounts, letters of credit, supporting obligations (to include guarantees), loan agreements, credit agreements, security agreements, pledge agreements, deeds of trust, mortgages, security deeds, trust deeds, deeds to secure debts, assignments, control agreements, leases and other rental agreements (both real and personal), land contracts and other contracts relating to real or personal property or property rights and other undertakings which evidence each of Customer’s present and future indebtedness, liabilities and other obligations to Bank, and Bank’s present and future claims against Customer, which evidences of indebtedness, liabilities, claims and other obligations may be oral, written or tangible, electronic or in some other medium and shall include all amendments, modifications, renewals, extensions, replacements and substitutions thereof and therefor (all indebtedness, liabilities and other obligations of the Customer to Bank and claims of Bank against Customer which are now existing and all indebtedness, liabilities and other obligations of the Customer to Bank and claims of Bank against Customer which may arise in the future, including all of those listed or referenced in this paragraph, shall be hereinafter collectively termed “Obligations of Customer” and the Obligations of Customer shall be all-inclusive and encompass primary and secondary indebtedness, liabilities and other obligations of Customer, as a maker, co-maker, accommodation party, indorser, acceptor, guarantor, surety, pledgor, assignor, grantor or otherwise, and claims against Customer, arising, resulting from or otherwise created directly with Bank or acquired by Bank through assignment, endorsement or otherwise, matured and unmatured, absolute and contingent, joint and several, secured and unsecured, monetary and nonmonetary, liquidated and unliquidated); provided, however, that the maximum liability, jointly and severally, of Guarantor under this Guaranty Agreement, at any one time outstanding, with respect to the aggregate principal amount of the Obligations of Customer shall not exceed the amount stated above under the heading of this Guaranty Agreement (if no amount is stated, the joint and several liability of Guarantor under this Guaranty Agreement is and the same shall be unlimited), plus all due and unpaid interest (to include default interest), finance charges, late payment fees and other fees and charges, prepayment premiums and all costs and expenses due and payable by Customer in connection with any and all of the foregoing Obligations of Customer, including, without limitation, reasonable attorneys’ fees of Bank and fees of legal assistants, reasonable fees of accountants, appraisers, adjusters, engineers, surveyors and other professionals employed or retained by or on behalf of Bank in connection with any and all of the Obligations of Customer and intangible personal property taxes, documentary stamp taxes, excise taxes and other similar taxes.

In order to implement the foregoing and as additional inducements to Bank, Guarantor further covenants and agrees:

Section 1.   Guaranty of Payment. This guaranty is and shall remain an unconditional and continuing guaranty of payment and performance and not a guaranty of collection, shall remain in full force and effect irrespective of any interruption in the business and other dealings and relations of Customer with Bank and shall apply to and guarantee the due and punctual payment and performance of all Obligations of Customer due by Customer to Bank. To that end, Guarantor hereby expressly waives (1) any right to require Bank to bring any action against Customer, (2) any right to require Bank to bring any action against any other person, (3) any right to require Bank to recover from any collateral and other security and (4) any right to require Bank to recover from any balance of any deposit or other accounts on the books of Bank in favor of Customer or any other person through set-off, recoupment or otherwise; and, without limiting the generality of the foregoing, Guarantor herewith expressly waives any right Guarantor otherwise might have or might have had under the provisions of Section 26-7 of the North Carolina General Statutes, et seq. or other North Carolina laws to require Bank to attempt to recover against Customer and to realize upon any collateral and other security which Bank holds for the Obligations of Customer. Any Guarantor, by a written notice, delivered personally to or received by certified or registered United States Mail by an authorized officer of Bank in the Bank’s Loan Servicing Center (or successor thereto), at the address of Bank first above given, may terminate their guaranty hereunder with respect to only those Obligations of Customer which arise more than thirty (30) business days after the date on which such written notice is so delivered to or received by said Bank officer. Such written notice of termination shall be the sole and exclusive method for terminating this guaranty as to future Obligations of Customer and notwithstanding termination, this Guaranty Agreement and the guaranty created hereby and all security given for this guaranty or the Obligations of Customer shall remain in full force and effect as to all Obligations of Customer incurred, existing or arising in any manner pre-termination, including, without limitation, all Obligations of Customer arising under loan commitments which exist pre-termination, all Obligations of Customer under lines of credit and revolving lines of credit for advances both pre- and post-termination and all Obligations of Customer arising from renewals, extensions, replacements, substitutions, amendments and modifications of the Obligations of Customer, in whole or in part, whether any of the foregoing are made with or without notice to Guarantor before or after the effective date of such termination.

Section 2.   Guaranties Not Dependent. The obligation of any Guarantor executing this Guaranty Agreement is not and the same shall not be dependent upon the subsequent execution hereof by any other person. And, the termination of guaranty by one or more Guarantors, or the release, settlement or compromise by Bank from time to time and at any number of times with respect to any one or more Guarantors, shall not affect the obligations and liability of the remaining Guarantors hereunder, and as to the remaining Guarantors, this Guaranty Agreement shall continue in effect as if such Guarantors had been the only Guarantors executing this Guaranty Agreement.

Section 3.   Guaranty Not Diminished by Bank’s Actions.

3.1   Failure to Perfect Liens. Guarantor agrees that Guarantor’s liability hereunder shall not be diminished by any failure on the part of Bank to perfect and continue perfection of (by filing, recording or otherwise) any lien and security interest it may now have or hereafter acquire in any property securing this Guaranty Agreement or the Obligations of Customer.

3.2.   Release or Surrender of Rights. Guarantor covenants and agrees that Bank may at any time, and from time to time, in its sole discretion, do or cause to be done any one or more of the following: (1) renew, extend and otherwise change the time, manner, place and terms of payment of any and all of the Obligations of Customer, and otherwise modify the Obligations of Customer; (2) grant indulgences generally from time to time to Customer and any other person liable for the Obligations of Customer; (3) exchange, release and surrender any and all of the collateral and other security, or any part thereof or interest therein, by whomsoever deposited, given or made, which is or may hereafter be held by Bank or others on its behalf, or in which it has a lien and security interest in connection with any and all of the Obligations of Customer and any liabilities and obligations of Guarantor hereunder; (4) sell and otherwise dispose of, and purchase all or parts of, or interests in, such collateral and other security at public and private sale, or to or through any securities intermediary or other person, and after deducting all costs and expenses of every kind for collection, preparation for sale, sale and delivery, the net proceeds of any such sales and other dispositions may be applied by Bank toward payment and satisfaction of the Obligations of Customer, in such order as Bank in its discretion may elect, or in such order as Bank may be required to apply the proceeds under applicable law - if applicable law directs a specific manner of application of proceeds; or (5) settle and compromise with the Customer, any insurance carrier and any other person liable thereon, any and all of the Obligations of Customer, or subordinate the payment of all and any part of same to the payment of any other debts and claims which may at any time be due and owing to Bank or any other persons, all in such manner and upon such terms as Bank may deem proper or desirable, and without notice to or further assent from Guarantor, it being agreed that Guarantor shall be and remain bound by this Guaranty Agreement irrespective of the existence, value and condition of any collateral and other security, or the impairment of any collateral and other security (to include, without limitation, impairment due to any failure to perfect or continue perfection of a lien and a security interest and any other act or inaction by Bank or other persons relative to the administration of this Guaranty Agreement, the Obligations of Customer and any collateral and other security), or the unenforceability of any of the Obligations of Customer or the discharge and release of Customer from liability for any of the Obligations of Customer and notwithstanding any such change, exchange, settlement, compromise, surrender, release, failure to perfect or continue perfection and other act or inaction relative to administration, sale and other disposition, application, renewal or extension and notwithstanding also that the Obligations of Customer may at any time exceed the aggregate principal sum hereinabove prescribed (if any such limiting sum appears). If Bank should request Guarantor to consent to any of the foregoing, such request by Bank or consent by Guarantor shall not constitute a waiver by Bank of the provisions of this Section which permit such actions without Guarantor’s consent, nor of any other provision of this Guaranty Agreement relating to acts and inactions of Bank and such request or consent shall not create a course of dealing between Bank and Guarantor that would require the consent of Guarantor to any of the foregoing in the future. Furthermore, this Guaranty Agreement shall not be construed to impose any obligation on Bank to extend or continue to extend credit, to otherwise deal with Customer at any time, or to take or refrain from taking any acts relative to the administration of any of the Obligations of Customer and any collateral and other security for the Obligations of Customer or this Guaranty Agreement.

3.3   Waiver of Default; Forbearance. No waiver by Bank of any default by Guarantor or Customer, or forbearance with respect to any default by either, shall operate as a waiver of any other default or of the same default on a future occasion - or require the forbearance with respect thereto - and no waiver or forbearance by Bank shall limit Guarantor’s liability under this Guaranty Agreement or negatively affect the validity and enforceability of this Guaranty Agreement in accordance with its stated terms.

Section 4.   Set-off; Application of Payments; Security.

4.1   Set-off on Service of Process. If any process is issued or ordered to be served upon Bank, seeking to seize Customer’s or Guarantor’s rights or interests in any deposit account, such deposit account shall be deemed to have been and shall be set-off against any and all Obligations of Customer or all obligations and liabilities of Guarantor hereunder, as applicable, as of the time of the issuance of any such writ or process, whether or not Customer, Guarantor or Bank shall then have been served with notice thereof.

4.2   Application of Moneys and other Value. All moneys and other things of value available to and received by Bank for application toward payment of (or reduction of) the Obligations of Customer may be applied by Bank to such individual debts, liabilities, obligations and claims in such manner, and apportioned in such amounts and at such times, as Bank, in its sole discretion, may deem suitable or desirable, or in such order as Bank may be required to apply the money or other things of value under applicable law - if applicable law directs a specific manner of application.

4.3   Security; Set-off. As security for any and all liabilities of Guarantor hereunder, now existing and hereafter arising, Guarantor hereby grants Bank a security interest in any and all moneys, furniture, fixtures, equipment, inventory, documents, investment property, financial assets, promissory notes and other instruments, chattel paper, accounts, payment intangibles and other general intangibles, deposit accounts, supporting obligations, including guarantees, letters-of-credit and letters-of-credit rights and any and all other forms of property and things of value (real, personal or mixed) and any right, title and interest of Guarantor therein and thereto and the proceeds thereof, which have been and may hereafter be deposited or left with Bank (or with any agent or other third person acting on Bank’s behalf) by or for the account or credit of Guarantor, including, without limitation, any property in which Guarantor may have an interest. Furthermore, where any obligation of Guarantor is due and unpaid Bank hereunder, Bank is herewith authorized to exercise its right of set-off or “bank lien” as to any demand, checking, time, savings, and other deposit accounts of any nature maintained in and with it by Guarantor, without advance notice. Such right of set-off shall also be applicable and exercised by Bank, in its sole discretion, where Bank is indebted to any Guarantor by reason of any certificate of deposit, bond, instrument or otherwise. Bank also is granted and shall otherwise have recoupment rights and may exercise such recoupment rights where any obligation of Guarantor is due and unpaid to Bank hereunder. If Guarantor or others have executed and delivered to Bank any separate deeds of trust, mortgages, security deeds, deeds to secure debts, trust deeds, security agreements, assignments or other security documents in connection with this Guaranty Agreement, the property and property rights therein described shall secure this Guaranty Agreement and Guarantor’s payment and performance obligations hereunder to the extent and all as provided herein and in said separate security documents. If Guarantor or others have so executed and delivered security documents as aforesaid, some or all of them may be listed or described on Exhibit A attached hereto, but, the failure of any or all of such security documents to be listed or described thereon shall not limit this Guaranty Agreement, the effectiveness and enforceability of any security documents not listed or described on Exhibit A and the liabilities of Guarantor and others hereunder or under such security documents.

Section 5.   Financial Information on Guarantor; Bank’s Records Controlling. Guarantor shall provide Bank with such financial information as Bank may from time to time request. Any statement of account or records that bind the Customer shall be binding against the Guarantor and the records of Bank maintained in the ordinary course of its business with respect to the Obligations of Customer shall be binding on Guarantor in all respects, including, without limitation, the extent and nature of the Obligations of Customer and the liabilities of Guarantor under this Guaranty Agreement.

Section 6.   Customer’s Organization Status.

6.1   Authority of Customer’s Officers and Employees. If Customer is not an individual but a registered organization or other form of organization, this Guaranty Agreement covers all Obligations of Customer purporting to be created or undertaken on behalf of such organization by any one or more shareholder, director, officer, executive, employee, partner, manager, member or agent of such organization, without regard to the actual authority of any such person, whether or not organization resolutions, proper or otherwise, are given by any Customer to Bank, and whether or not such purported organizations are legally chartered, registered or organized.

6.2   Change in Legal Status. In the event of a change in, or amendment or modification of the legal status or existence of the Customer, this Guaranty Agreement shall continue and shall also cover the indebtedness of the Customer under the new or amended status, according to the terms hereof guaranteeing the obligations of the original Customer.

Section 7.   Guarantor’s Waiver of Rights.

7.1   Subordination of Customer’s Debts to Guarantor. In the event that Guarantor shall pay any sums under this Guaranty Agreement, or in the event that Customer or any owner of property in which Bank has been granted a lien or security interest to secure the Obligations of Customer is now or shall hereafter become indebted to Guarantor, Guarantor agrees (1) that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, times of payment and in all other respects to all sums at any time owing to Bank with respect to the Obligations of Customer, (2) that Guarantor shall not be entitled to enforce or receive payment on account of such other indebtedness until all sums owing to the Bank have been paid in full and (3) that to the extent Guarantor does enforce or receive payment in contravention of Guarantor’s agreement hereunder, all moneys, property and other things of value received by Guarantor and others on Guarantor’s behalf shall be held by Guarantor and such other persons in trust for Bank and for the account of Bank and the same shall be paid or delivered to Bank immediately upon request therefor by Bank.

7.2.   Reinstatement of Obligations of Customer. Guarantor agrees that in the event any judgment or any court order or any administrative order for turnover or recovery is entered against Bank (whether by consent, compromise, settlement or otherwise) for, or Bank is required or agrees to repay (1) the amount of any monetary payment or transfer of any property (whether real, personal or mixed, tangible or intangible, or the value thereof) made to Bank by or on behalf of the Customer or Guarantor for credit to the Obligations of Customer, or (2) the amount of any set-off or recoupment exercised by Bank and credited to Obligations of Customer, then in such event (and notwithstanding the prior discharge or satisfaction in whole or in part of any or all Obligations of Customer due Bank or the written or stamped notation of cancellation, release, or satisfaction affixed to this Guaranty Agreement or any instrument of indebtedness evidencing the Obligations of Customer, or any prior notice of the termination of this Guaranty Agreement as to future debts of Customer) the amount or value of any such payments, property, set-off and recoupment recovered from Bank shall be deemed to be Obligations of Customer and this Guaranty Agreement and the liabilities of Guarantor hereunder shall be automatically revived and reinstated and shall continue and remain in full force and effect as to the same, together with interest thereon from date of recovery at the rate applicable to the Obligations of Customer to which any such payments, transfers and set-off were credited, costs of court, and the reasonable attorneys’ fees incurred by Bank in connection therewith.

7.3   Waiver of Subrogation. Guarantor expressly waives, for Bank’s benefit and the benefit of Customer and any other guarantor, maker, endorser, obligor and debtor on the Obligations of Customer, any and all rights of recourse against Customer, and any other guarantor, maker, endorser, obligor and debtor on the Obligations of Customer, and property and assets of the same, arising out of any payment made under or pursuant to this Guaranty Agreement, including any claim of subrogation, reimbursement, exoneration, contribution and indemnity that Guarantor may have against the Customer, any other guarantor, maker, endorser, obligor and debtor on the Obligations of Customer. Guarantor will not enter into any contract or agreement in violation of the provisions hereinabove, and any such purported contract or agreement shall be void ab initio.

Section 8.   Events of Default; Remedies.

8.1   Events of Default. Guarantor shall be in default under this Guaranty Agreement upon the happening of any of the following events, circumstances and conditions, or the occurrence of an event which, with the giving of notice or a lapse of time, or both, would become an event of default hereunder, to wit:

(a)   default in the payment or performance of any of the obligations or of any covenant, warranty or liability contained or referred to herein, or contained in any other contract, agreement or record of Customer or Guarantor with Bank, whether now existing or hereafter arising;

(b)   any warranty, representation or statement made or furnished, or hereafter made or furnished, to Bank or others for the benefit of Bank, by or on behalf of Customer or Guarantor, in connection with this Guaranty Agreement, or to induce Bank to extend credit or deal with Customer or Guarantor or otherwise with respect to the Obligations of Customer proving to have been false or inaccurate in any material respect when made or furnished;

(c)   the death or mental incompetency of a Guarantor or Customer who is an individual and the dissolution, liquidation, termination of existence, merger or change in control of or in a Guarantor or Customer that is a registered organization or other organization;

(d)   insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any state or federal bankruptcy or insolvency laws by or against Guarantor or Customer;

(e)   failure of a Customer or Guarantor that is a registered organization to maintain its existence in good standing;

(f)   the entry of any monetary judgment or the assessment or filing of any tax lien against either Customer or Guarantor or the issuance of any writ of garnishment or attachment against any property of, debts due or rights of Customer or Guarantor, to specifically include the commencement of any action or proceeding to seize moneys of Customer or Guarantor on deposit in any deposit account with Bank;

(g)   if Customer or Guarantor is a registered organization or other organization, the default in the payment or performance of any indebtedness or other obligation which is now owing to Bank or any indebtedness or other obligation which arises in the future and is owing to Bank by any subsidiary of Guarantor or the Customer; or

(h)   if Bank should otherwise deem itself, any security interests, its collateral or other security, or the Obligations of Customer guaranteed hereby and hereunder or the liability of Guarantor hereunder unsafe or insecure, or should Bank, in good faith, believe that the prospect of payment or other performance by Customer or Guarantor is impaired.

8.2.   Remedies. Upon the occurrence of any of the foregoing events, circumstances or conditions of default set forth in Section 8.1 above, at Bank’s option, all of the obligations evidenced and created in this Guaranty Agreement and secured or guaranteed hereby shall immediately be due and payable without demand or notice. Furthermore, whether or not Bank accelerates the aforesaid obligations because of the occurrence of an event of default, Bank may exercise, and cause to be exercised by others on its behalf, all of the rights and remedies granted hereunder that may be exercisable by Bank upon the occurrence of an event of default, all of the rights or remedies of a secured party or holder-in-due course under the Uniform Commercial Code in the jurisdiction whose laws govern this Guaranty Agreement, as the same is in effect from time to time, and all rights and remedies otherwise afforded in law and in equity under other laws of the aforementioned jurisdiction.

Section 9.   Miscellaneous.

9.1   No Effect on Other Guaranties. This Guaranty Agreement does not terminate, cancel, supersede, renew or substitute for any existing guaranty or other supporting obligation to Bank by any Guarantor, unless expressly provided herein, and the execution and delivery hereafter to Bank by any Guarantor of a new guaranty and other supporting obligation shall not terminate, cancel, supersede, or be a renewal or substitution for this Guaranty Agreement, unless expressly provided therein, and all rights and remedies of Bank hereunder, under any other existing guaranty agreement and other supporting obligation, and under any guaranty agreement and other supporting obligation hereafter given to Bank by any Guarantor shall be cumulative and may be enforced singly, successively, alternately and concurrently.

9.2   No Reliance by Guarantor on Bank. Guarantor warrants and covenants that Guarantor has made such inquiries as Guarantor deems necessary in order to ascertain the financial condition of Customer, and has, in fact, ascertained the financial condition of Customer and is satisfied with such financial condition, that Guarantor has adequate means to obtain from Customer, on a continuing basis, information concerning the financial condition of Customer, and that Guarantor has not relied, and will not rely, on Bank to provide such information, now or in the future. The relationship of Bank to Guarantor is that of a creditor to an obligor or debtor; and in furtherance thereof and in explanation thereof, Bank has no fiduciary, trust, guardian, representative, partnership, joint venturer or other similar relationship to or with Guarantor and no such relationship shall be drawn or implied from (1) this Guaranty Agreement and any security documents relative to this Guaranty Agreement, (2) the Obligations of Customer and any of the Loan Documents and (3) any of Bank’s actions or inactions hereunder or thereunder, or with respect hereto or thereto - and, Bank has no obligation to Guarantor and any other person relative to administration of the Obligations of Customer, the Loan Documents, this Guaranty Agreement and any collateral and other security for any of the foregoing, or any part or parts thereof or interests therein.

9.3.   Credit Investigations; Sharing of Information. Bank is irrevocably authorized by Guarantor to make or have made such credit investigations as it deems appropriate to evaluate Guarantor’s credit, personal and financial standing and employment, and Guarantor authorizes Bank to share with consumer reporting agencies and creditors its experiences with Guarantor and other information in Bank’s possession relative to Guarantor. Bank shall not have any obligation or responsibility to do any one or more of the following: (1) protect or preserve any collateral and other security given or to be given in connection herewith against the rights of third persons having an interest therein; (2) provide information to third persons relative to the Obligations of Customer, Bank’s liens or security interests in any collateral and other security, this Guaranty Agreement or otherwise with respect to Guarantor; or (3) subordinate its security interests in any collateral and other security to the interests of any third persons or to enter into control agreements relative to such collateral and other security.

9.4.   Maintenance of Records by Bank. Bank is authorized to maintain, store and otherwise retain this Guaranty Agreement, any separate security documents and other agreements executed and delivered or to be executed and delivered by Guarantor and others on Guarantor’s behalf to Bank in their original, inscribed tangible form or a record thereof in an electronic medium or other non-tangible medium which permits such record to be retrieved in a perceivable form; and a record of this Guaranty Agreement and such other documents and agreements in a non-tangible medium which is retrievable in a perceivable form shall be the agreement of Guarantor and others on Guarantor’s behalf, as applicable, to the same extent as if this Guaranty Agreement and such other documents and agreements were in their original, inscribed tangible medium and such a record shall be binding on and enforceable against Guarantor and such others notwithstanding the same are in a non-tangible form and notwithstanding the signatures of the signatories thereof are electronic, typed, printed, computer generated, facsimiles or other reproductions, representations or forms.

9.5.   Financing Statements. Guarantor irrevocably authorizes Bank to file such financing statements as may be necessary to protect, in Bank’s opinion, Bank’s security interests and, to the extent Bank deems necessary or appropriate, to sign the name of Guarantor with the same force and effect as if signed by Guarantor and to make public in financing statements and other public filings such information regarding Guarantor as Bank deems necessary or appropriate, including, without limitation, federal tax identification numbers, social security numbers and other identifying information.

9.6.   Documentary and Intangibles Taxes. To the extent not prohibited by law and notwithstanding who is liable for payment of the taxes and fees, Guarantor shall pay, on Bank’s demand, all intangible personal property taxes, documentary stamp taxes, excise taxes and other similar taxes assessed, charged or required to be paid in connection with this Guaranty Agreement.

9.7.   Payment of Expenses. Without limiting any other provision of this Guaranty Agreement relating to Guarantor’s payment of costs and expenses incurred by and on behalf of Bank, but in addition thereto, Guarantor shall pay to Bank on demand any and all costs and expenses of collection, including reasonable attorneys’ fees in the amount of fifteen (15%) percent of the outstanding amount of the Obligations of Customer after default and, if applicable law prohibits payment of attorneys’ fees when collection is through an attorney who is a salaried employee of Bank, referral to an attorney not a salaried employee of Bank. Guarantor shall also pay all cost and expenses incurred or paid by and on behalf of Bank in protecting its interest in any collateral and other security securing this Guaranty Agreement and in enforcing and protecting its rights hereunder. All of the foregoing costs and expenses shall be paid with interest thereon at the contract rate at which interest accrues from time to time on the Obligations of Customer - or if interest accrues at different contract rates, any one of the contract rates at which interest accrues as selected by Bank, in its sole discretion, which rate may be fixed or variable - from the earlier of the date paid, incurred or on which they become due until such costs and expenses are paid by Guarantor. All sums so paid and expended by Bank, and the interest thereon, shall be added to the amounts payable under this Guaranty Agreement.

9.8.   Waiver of Notice and Presentment; Defenses. Guarantor hereby waives to the extent permitted by law: (1) notice of acceptance of this Guaranty Agreement; (2) notice of extensions of credit and continuations of credit extensions to Customer by Bank; (3) notice of entering into and engaging in business transactions and contractual relationships and any other dealings between Customer and Bank; (4) presentment and demand for payment of any of the Obligations of Customer; (5) protest and notice of dishonor or default to Guarantor and to any other person with respect to any of the Obligations of Customer and with respect to any security therefor; (6) all other notices to which Guarantor might otherwise be entitled; (7) any demand for payment under this Guaranty Agreement; (8) any defense of any kind which the Customer might have; and (9) application of any other defenses available to Guarantor.

9.9.   Jury, Venue, Jurisdiction. This Guaranty Agreement shall be deemed to have been executed and delivered in the State of North Carolina, regardless of where the signatories may be located at the time of execution, and this Guaranty Agreement shall be governed by and construed in accordance with the substantive laws of such jurisdiction, excluding, however, the conflict of law and choice of law provisions thereof. Guarantor: (a) to the extent permitted by law, waives any right to a trial by jury in any action arising from or related to this Guaranty Agreement or any of the Obligations of Customer; (b) irrevocably submits to the jurisdiction of either (1) the state courts of the jurisdiction identified above in this Section or (2) a United States District Court for any federal district in such jurisdiction over any action or proceeding arising from or related to this Guaranty Agreement or any of the Obligations of Customer; and (c) irrevocably waives, to the fullest extent Guarantor may effectively do so, the defense of improper venue or an inconvenient forum to the maintenance of any such action or proceeding. Nothing in this Section shall affect or impair Bank’s right to serve legal process in any manner permitted by law or Bank’s right to bring any action or proceeding against Guarantor or Guarantor’s property in the courts of any other jurisdiction.

9.10.   No Usury; No Illegal Provisions. Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on any of the Obligations of Customer should exceed the maximum lawful contract rate, the effective rate of such obligations shall be deemed reduced to and shall be such maximum lawful contract rate. Any sums of interest which have been collected in excess of such maximum lawful contract rate shall be applied, at Bank’s election - if permitted by applicable law, as a credit against the unpaid principal balance due on the Obligations of Customer, or hereunder, or returned to the person who paid the interest that exceeded the maximum lawful contract rate. Wherever possible each provision of this Guaranty Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty Agreement

9.11.   Joint and Several Liability; Use of Terms. If more than one person has signed this Guaranty Agreement, such parties are jointly and severally obligated hereunder. Further, (1) words in the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular numbered meaning include the plural number, and vice versa; (2) words importing persons include firms, companies, associations, general partnerships, limited partnerships, limited liability partnerships, limited liability limited partnerships, limited liability companies, trusts, business trusts, corporations and other organizations, including public and quasi-public bodies, as well as individuals; (3) as the context requires, the word “and” may have a joint meaning or a several meaning and the word “or” may have an inclusive meaning or an exclusive meaning; (4) the term “Guarantor”, as used herein, shall (if signed by more than one person) mean the “Guarantors and each of them”; (5) the term “subsidiary” means any registered organization or other organization (i) the majority (by number of votes) of the outstanding voting interests of which is at the time owned or controlled by Guarantor or Customer, or by one or more subsidiaries of Guarantor or Customer, or Guarantor or Customer and one or more subsidiaries of Guarantor or Customer, or (ii) otherwise controlled by or within the control of Guarantor, Customer or any subsidiary of either; (6) terms used in this Guaranty Agreement which are not defined herein shall have the meaning ascribed thereto in the Uniform Commercial Code in effect from time to time in the jurisdiction whose laws govern this Guaranty Agreement; (7) all references to “Guaranty Agreement” mean this Guaranty Agreement and all amendments, modifications, renewals, extensions, replacements and substitutions thereof and therefor; and (8) this Guaranty Agreement shall not be applied, interpreted and construed more strictly against a person because that person or that person’s attorney drafted this Guaranty Agreement.

9.12.   Successors and Assigns. This Guaranty Agreement shall be binding upon Guarantor, and the heirs, executors, administrators, successors and assigns of Guarantor; it shall inure to the benefit of, and be enforceable by Bank, and its successors, transferees and assigns; and Guarantor waives and will not assert against any transferee or assignee any claims, defenses, set-offs and rights of recoupment which Guarantor could assert against Bank, except defenses which Guarantor cannot waive. The death of Guarantor shall not terminate any liability hereunder. This Guaranty Agreement shall remain in force after Guarantor’s death until written notice of termination, sent by a legal representative of Guarantor, is received by Bank as set forth in Section 1 above and such termination shall be limited as provided in Section 1 above.

9.13.   Entire Agreement. This Guaranty Agreement constitutes the entire agreement between the Guarantor and Bank with respect to this guaranty, and no waivers and modifications shall be valid unless they are in writing and duly executed by the party to be charged thereby, and further expressly approved in writing by an authorized officer of Bank in the Bank’s Loan Servicing Center (or successor thereto). Notwithstanding the foregoing, in the event any provision of this Guaranty Agreement should be left blank or incomplete, Guarantor hereby authorizes and empowers Bank to supply and complete the necessary information to complete or fill in the blank provision and Bank, or any other holder hereof, may correct patent errors in this Guaranty Agreement.

9.14.   Time of Essence; Notices. Time is of the essence under this Guaranty Agreement. All notices, certificates and other communications hereunder shall be deemed given when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses set forth herein. Guarantor and Bank may, by written notice given hereunder, designate a different address where communications should be sent. Bank may direct, by notice to Guarantor, that notices, requests and other communications shall be sent electronically or in some other non-tangible medium.

9.15.   Guarantor’s Acknowledgment. Guarantor acknowledges that Guarantor has read this Guaranty and fully understands the rights granted to Bank herein, and the waiver of rights of Guarantor. Guarantor further acknowledges that each of the terms contained herein is a material inducement to Bank to extend credit to the Customer and is necessary in order for the Bank to fully realize the benefits of Bank’s bargained for agreement with the Customer and Guarantor. Guarantor: (1) represents to Bank the information contained in this Guaranty Agreement is true, accurate and correct; (2) agrees to promptly notify Bank in writing of any changes therein and any inaccuracies thereto, such notification to be addressed to Bank at Bank’s address set forth herein; and (3) acknowledges that Bank is relying upon the information being complete, accurate and correct and that Bank is under no obligation to make an independent investigation with respect to the accuracy and correctness thereof and has not made an independent investigation regarding same.

(Signatures On Following Pages)

The undersigned has executed this Guaranty Agreement as of the day and year first above stated.

GUARANTOR: ETRIALS WORLDWIDE, INC. (formerly known as CEA Acquisition Corporation) By:/s/ James W. Clark, Jr. Print Name:James W. Clark, Jr. Title: Chief Financial Officer	WITNESS: /s/ Stacey Greenstreet Print Name: Stacey Greenstreet

ACKNOWLEDGMENT

STATE OF NORTH CAROLINA

COUNTY OF WAKE

I, a Notary Public for the County and State aforesaid, do hereby certify that James W. Clark, Jr. personally came before me this day and acknowledged that he is the Chief Financial Officer of ETRIALS WORLDWIDE, Inc., a Delaware corporation (formerly known as CEA Acquisition Corporation), and that he, as Chief Financial Officer, being authorized to do so, executed the foregoing on behalf of the corporation. Witness my hand and official seal, this the 14th day of February, 2006.

My Commission Expires: August 9, 2009	/s/ Heather M. Wheeler
Notary Public
Print Name: Heather M. Wheeler
(Affix Notary Seal)

Exhibit A
Attached
to
Unconditional Guaranty Agreement
(Continuing)

Description of Security Documents (List or describe agreements and documents that secure this Guaranty Agreement): NONE.

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